UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2018

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-8809	SCANA Corporation (a South Carolina corporation)	57-0784499
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 40.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 2, 2018, SCANA Corporation ("SCANA") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Dominion Energy, Inc. ("Dominion Energy"), Sedona Corp. and SCANA. The Merger Agreement provides for a stock-for-stock merger (the "Merger") in which Sedona Corp., a wholly-owned subsidiary of Dominion Energy, will merge with and into SCANA and SCANA shareholders would receive 0.6690 shares of Dominion Energy common stock for each share of SCANA common stock. Following completion of the Merger, SCANA would operate as a wholly-owned subsidiary of Dominion Energy. Upon closing of the Merger, SCANA’s shareholders would own an estimated 13% of Dominion Energy’s outstanding common stock. Including assumption of debt, the value of the transaction is approximately $14.6 billion.

In connection with the request for South Carolina regulatory approval of the Merger, the Merger Agreement calls for significant benefits to the electric customers of SCANA’s subsidiary South Carolina Electric & Gas Company ("SCE&G") to offset previous and future costs relating to the abandoned V.C. Summer Units 2 and 3 new nuclear development project. A summary of these benefits, which include cash payments to be made to SCE&G electric customers following the closing of the Merger and future rate reductions for those customers, is contained in the press release referenced below and filed herewith.

On January 3, 2018, SCANA and Dominion Energy jointly issued a press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 hereto.

On January 3, 2018, an audio message was sent by Jimmy E. Addison, CEO of SCANA, to employees of SCANA announcing the proposed Merger. The transcript of this audio message is attached as Exhibit 99.2 hereto.

On January 3, 2018, Mr. Addison delivered a presentation to employees of SCANA announcing the proposed Merger. A transcript of the presentation is attached as Exhibit 99.3 hereto. During this presentation, a video presentation relating to the proposed Merger was delivered by Thomas F. Farrell, II, President, Chairman and CEO of Dominion Energy. The transcript of this video presentation is attached as Exhibit 99.4 hereto.
On January 3, 2018, Dominion Energy held a conference call with analysts and investors during which information was provided regarding the proposed Merger. Certain materials presented on the conference call are attached as Exhibit 99.5 hereto. A transcript of this conference call is attached as Exhibit 99.8 hereto.
On January 3, 2018, Dominion Energy launched a website relating to the proposed Merger. Information from the website is attached as Exhibit 99.6 hereto.

On January 3, 2018, SCANA posted materials on its website relating to the proposed Merger. Information from the website is attached as Exhibit 99.7 hereto.

Forward-looking statements
This report contains statements that constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995.  The statements relate to, among other things, expectations, estimates and projections. We have used the words "anticipate,” "believe,” "could,” "estimate,” "expect,” "intend,” "may,” "plan,” “outlook,” "predict,” "project,” “should,” “strategy,” “target,” "will,” “would,” “potential” and similar terms and phrases to identify forward-looking statements in this presentation. Factors that could cause actual results to differ include, but are not limited to: the expected timing and likelihood of completion of the proposed acquisition of SCANA, including the ability to obtain the requisite approval of SCANA’s shareholders; the risk that Dominion Energy or SCANA may be unable to obtain necessary regulatory approvals for the transaction or required regulatory approvals may delay the transaction or cause the parties to abandon the transaction; the risk that conditions to the closing of the transaction may not be satisfied; or the risk that an unsolicited offer for the assets or capital stock of SCANA may interfere with the transaction. Other risk factors for Dominion Energy’s and SCANA’s businesses are detailed from time to time in Dominion Energy’s and SCANA’s quarterly reports on Form 10-Q or most recent annual report on Form 10-K filed with the Securities and Exchange Commission (SEC).

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit 99.1     Joint Press Release, dated January 3, 2018

Exhibit 99.2	Transcript of audio message by Jimmy E. Addison, CEO of SCANA Corporation, to SCANA Employees, dated January 3, 2018

Exhibit 99.3	Transcript of presentation by Jimmy E. Addison, CEO of SCANA Corporation, to SCANA Employees, dated January 3, 2018

Exhibit 99.4	Transcript of video presentation from Thomas F. Farrell, II, President, Chairman and CEO of Dominion Energy, Inc., to SCANA Corporation employees, dated January 3, 2018
Exhibit 99.5    Investor Presentation Materials by Dominion Energy, dated January 3, 2018
Exhibit 99.6    Website Pages of Dominion Energy
Exhibit 99.7    Website Pages of SCANA Corporation
Exhibit 99.8    Transcript of Dominion Energy conference call, dated January 3, 2018

IMPORTANT ADDITIONAL INFORMATION
In connection with the proposed transaction, Dominion Energy will file a registration statement on Form S-4, which will include a document that serves as a prospectus of Dominion Energy and a proxy statement of SCANA (the “proxy statement/prospectus”), and each party will file other documents regarding the proposed transaction with the SEC.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  A definitive proxy statement/prospectus will be sent to SCANA’s shareholders.  Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website (http://www.sec.gov) or from Dominion Energy or SCANA.  The documents filed by Dominion Energy with the SEC may be obtained free of charge by directing a request to Dominion Energy, Inc., 120 Tredegar Street, Richmond, Virginia 23219, Attention: Corporate Secretary, Corporate.Secretary@dominionenergy.com, and the documents filed by SCANA with the SEC may be obtained free of charge to SCANA Corporation, 220 Operation Way, Mail Code D133, Cayce, South Carolina 29033, Attention: Office of the Corporate Secretary, BoardInformation@scana.com.

PARTICIPANTS IN THE SOLICITATION
Dominion Energy and SCANA and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  Information about Dominion Energy’s directors and executive officers is available in Dominion Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, in its proxy statement dated March 20, 2017, for its 2017 Annual Meeting of Shareholders, and certain of its Current Reports on Form 8-K.  Information about SCANA’s directors and executive officers is available in SCANA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, in its proxy statement dated March 24, 2017, for its 2017 Annual Meeting of Shareholders and certain of its Current Reports on Form 8-K.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the transaction when they become available.  Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.  You may obtain free copies of these documents from Dominion Energy or SCANA as indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

Date: January 3, 2018	By:	/s/James E. Swan, IV
James E. Swan, IV
Vice President and Controller

EXHIBIT INDEX

Number

Exhibit 99.1     Joint Press Release, dated January 3, 2018

Exhibit 99.2	Transcript of audio message by Jimmy E. Addison, CEO of SCANA Corporation, to SCANA Employees, dated January 3, 2018

Exhibit 99.3	Transcript of presentation by Jimmy E. Addison, CEO of SCANA Corporation, to SCANA Employees, dated January 3, 2018

Exhibit 99.4	Transcript of video presentation from Thomas F. Farrell, II, President, Chairman and CEO of Dominion Energy, Inc., to SCANA Corporation employees, dated January 3, 2018
Exhibit 99.5    Investor Presentation Materials by Dominion Energy, dated January 3, 2018
Exhibit 99.6    Website Pages of Dominion Energy
Exhibit 99.7    Website Pages of SCANA Corporation
Exhibit 99.8    Transcript of Dominion Energy conference call, dated January 3, 2018